UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  July 10, 2012

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 10, 2012, Theravance, Inc. (the “Company”) issued a press release announcing topline results from Phase 2b study 0084 of TD-1211, an investigational, orally administered, peripherally selective, multivalent inhibitor of the mu opioid receptor for the treatment of opioid-induced constipation.  Dr. Mathai Mammen, the Company’s Senior Vice President, Research and Early Clinical Development, will discuss these results on a conference call today at 5:00 p.m. Eastern Daylight Time.  A copy of the press release and the slide presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release of Theravance, Inc. dated July 10, 2012

Exhibit 99.2	Theravance TD-1211 Phase 2b Study Results Slide Presentation dated July 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: July 10, 2012	By:	/s/ Michael W. Aguiar

Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Theravance, Inc. dated July 10, 2012

Exhibit 99.2	Theravance TD-1211 Phase 2b Study Results Slide Presentation dated July 10, 2012